Exhibit 10.1

AGREEMENT

THIS AGREEMENT (the “Agreement”), dated this 6th day of April 2015, is by and among Naugatuck Valley Financial Corporation (the “Company”) and Naugatuck Valley Savings and Loan (the “Bank,” and collectively with the Company, “Naugatuck Valley”), Seidman and Associates, LLC, Seidman Investment Partnership, LP, Seidman Investment Partnership II, LP, LSBK06-08, LLC, Broad Park Investors, LLC, CBPS, LLC, 2514 Multi-Strategy Fund, LP, Veteri Place Corporation, Sonia Seidman, an individual, and Lawrence Seidman, an individual (the “Nominee” and collectively, the “Seidman Group,” and each individually, a “Seidman Group Member”).

RECITALS

WHEREAS, on March 21, 2014, Naugatuck Valley, the Seidman Group and the Nominee entered into an Agreement (the “2014 Agreement”) under which the Nominee was appointed to the Boards of Directors of Naugatuck Valley for a term ending at the 2015 Annual Meeting of the Company;

WHEREAS, Naugatuck Valley, the Seidman Group and the Nominee have agreed that it is in their mutual interests to extend the term of the 2014 Agreement for so long as the Nominee remains a director of the Company or the Bank; and

WHEREAS, Naugatuck Valley, the Seidman Group and the Nominee have agreed that it is in their mutual interests to into this Agreement.

NOW THEREFORE, in consideration of the Recitals and the extension of the representations, warranties, covenants and agreements contained in the 2014 Agreement and other good and valuable consideration, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Section 5 of the 2014 Agreement is hereby amended to read as follows:

“Term. This Agreement shall be effective upon the execution of the Agreement, and will remain in effect for a period expiring as of the close of business on the date on which the Nominee ceases to be a director of the Company and the Bank.”

2.            This Agreement may be executed in any number of counterparts and by the parties in separate counterparts, and signature pages may be delivered by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

3.            Except to the extent expressly provided herein, the 2014 Agreement shall remain in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned and is effective as of the day and year first above written.

SEIDMAN AND ASSOCIATES, L.L.C.

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman
Manager

SEIDMAN INVESTMENT PARTNERSHIP, L.P.

By:	Veteri Place Corporation, its General Partner

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman
President

SEIDMAN INVESTMENT PARTNERSHIP II, L.P.

By:	Veteri Place Corporation, its General Partner

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman
President

LSBK06-08, L.L.C.

By:	Veteri Place Corporation, its Trading Advisor

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman
President

BROAD PARK INVESTORS, L.L.C.

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman
Investment Manager

CBPS, L.L.C.

By:	Veteri Place Corporation, its Trading Advisor

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman
President

2514 MULTI-STRATEGY FUND, L.P.

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman
Investment Manager

VETERI PLACE CORPORATION

By:	/s/ Lawrence B. Seidman
Lawrence B. Seidman

LAWRENCE B. SEIDMAN

/s/ Lawrence B. Seidman
Lawrence B. Seidman

SONIA SEIDMAN

/s/ Sonia Seidman
Sonia Seidman

NAUGATUCK VALLEY FINANCIAL CORPORATION

By:	/s/ William C. Calderara
William C. Calderara
President and Chief Executive Officer

NAUGATUCK VALLEY SAVINGS AND LOAN

By:	/s/ William C. Calderara
William C. Calderara
President and Chief Executive Officer